                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 28, 1999
                                                 -----------------

                         AK STEEL HOLDING CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


             Delaware          File No. 1-13696             31-1401455
         ---------------   ------------------------    ------------------
         (State or other   (Commission file number)      (IRS employer
         jurisdiction of                                 identification
         incorporation)                                     number)


        703 Curtis Street, Middletown, Ohio                45043
        ----------------------------------------       -------------
        (Address of principal executive offices)         (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ------------


                                Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
          ------------

     Filed herewith is a copy of a Press Release, dated October 28, 1999, issued by AK Steel Holding Corporation (the "Company")to announce that it has commenced change of control repurchase offers for all $150,000,000 of its 9% Senior Notes Due 2007 (CUSIP No. 04210 AN 0) and $75,000,000 of its 8-7/8% Senior Notes Due 2008 (CUSIP No. 042170 AR 1). Both series of notes were originally issued by Armco Inc. and were assumed by the Company upon the merger with Armco on September 30, 1999.

     The Company further said that it is also offering cash payments to holders of notes who agree on or before November 12, 1999 to waive their repurchase rights and not to sell their notes prior to expiration of the change of control offer. The cash payments will be $17.50 for each $1,000 principal amount of the 9% Notes and $20.00 for each $1,000 principal amount of the 8-7/8% notes. Only holders of record as of the close of business on November 2, 1999 will be eligible to receive such cash payments.


Item 7.   Exhibit.
          -------

          (a) Financial Statements of business acquired:

              Not applicable.

          (b) Pro Forma financial information:

              Not applicable.

          (c) Exhibit:

              (1)  Press Release, dated October 28, 1999



                                       2
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                                   Signatures



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              AK STEEL HOLDING CORPORATION


                              /s/ Brenda S. Harmon
                                  -------------------------
                                  Brenda S. Harmon
                                  Secretary


Dated:  October 28, 1999



                                       3
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                          AK STEEL HOLDING CORPORATION


                                    FORM 8-K

                                 CURRENT REPORT

                                 Exhibit Index





Exhibit No.    Description                                         Page
----------     -----------                                         ----

   (1)         Press Release, dated October 28, 1999                 5




                                      4